UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2024

Sixth Street Specialty Lending, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-36364	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, TX		75201
(Address of Principal Executive Offices)		(zip code)
Registrant’s telephone number, including area code: (469)
621-3001

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TSLX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events
On March 5, 2024, Sixth Street Specialty Lending, Inc. (the “Company”) issued 4,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to an Underwriting Agreement, dated February 29, 2024 (the “Underwriting Agreement”), among the Company, Street Specialty Lending Advisers, LLC (the “Adviser”) and Morgan Stanley & Co. LLC, as representative of the several underwriters named on Schedule 1 thereto (collectively, the “Underwriters”). In addition, under the terms of the Underwriting Agreement, the Company granted the Underwriters an option to purchase an additional 600,000 shares of Common Stock, exercisable for 30 days from the date of the Underwriting Agreement.
The Shares were purchased by the Underwriters from the Company at a price of $20.52 per share, resulting in net proceeds to the Company of approximately $81.6 million, after deducting estimated offering expenses.
The Shares were offered and sold pursuant to the Registration Statement on Form
N-2
(File
No. 333-276252)
and a prospectus supplement and accompanying prospectus, dated February 29, 2024, filed with the Securities and Exchange Commission.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, filed as Exhibit 1.1 hereto and incorporated by reference herein.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 29, 2024, by and among the Company, the Adviser and Morgan Stanley & Co. LLC as representative of the several underwriters named in Schedule 1 thereto.

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIXTH STREET SPECIALTY LENDING, INC. (Registrant)

Date: March 5, 2024	By:	/s/ Ian Simmonds
Ian Simmonds
Chief Financial Officer
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8-K
– Sixth Street Specialty Lending, Inc.
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